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                                                                     EXHIBIT 4.1

CERTIFICATE NUMBER             INTERMOUNTAIN                              SHARES
                             COMMUNITY BANCORP

                                SANDPOINT, IDAHO
                Incorporated under the laws of the State of Idaho

THIS                                                            SEE REVERSE FOR
CERTIFIES                                                    CERTAIN DEFINITIONS
THAT

                                                            IS THE
                                                          OWNER OF
                                                                    CUSIP

                                                                  45881M100

         Fully paid and non-assessable COMMON STOCK OF INTERMOUNTAIN COMMUNITY BANCORP, transferable only on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed.

         In witness whereof, INTERMOUNTAIN COMMUNITY BANCORP has caused this certificate to be signed by its duly authorized officers, and its Corporate Seal to be hereunto affixed.

DATED:

_______________________________                       __________________________
                      PRESIDENT                                        SECRETARY

                                                     SHAREHOLDER

                                                 CERTIFICATE NUMBER

                                                       SHARES
                                       PLAN NUMBER                     DATED

                                                        CUSIP

                                                      45881M100

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         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --  as tenants in common           UNIF GIFT MIN ACT-- ________________
                                                                    (Cust)

TENANT --   as tenants by the entireties   as Custodian for
                                                _______________________________
JT TEN --   as joint tenants with right                       (Minor)
    OR      of survivorship and not as          under the ____________________
JT TEN WROS tenants in common                                 (State)
                                                Uniform Transfers to Minors Act

Additional abbreviations may also be used though not in the above list.
--------------------------------------------------------------------------------

         For Value received, ______________ hereby sell, assign and transfer unto________________

   PLEASE INSERT SOCIAL SECURITY OR
 OTHER IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------  ________________________________________
                                        (please print or typewrite name and
                                       address of Assignee, including zip code)
-------------------------------------  ________________________________________

_______________________________________________________________________ Shares

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________

______________________________________________________________________Attorney
to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________      ____________________________________________
                                   NOTICE:  The signature to this  assignment
Signature(s) Guaranteed:           must  correspond  with the name as written
                                   upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.